UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
 ___________________________________

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2024 (February 28, 2024)
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 Booz Allen Hamilton Holding Corporation
(Exact name of Registrant as specified in its charter)
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Delaware			001-34972	26-2634160
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

8283 Greensboro Drive,	McLean,	Virginia		22102
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (703) 902-5000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	BAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of April 1, 2024, the Board of Directors (the “Board”) of Booz Allen Hamilton Holding Corporation (the “Company”), upon the recommendation of the Company’s Nominating and Corporate Governance Committee of the Board, increased the number of directors serving on the Board from eleven to twelve.

On February 28, 2024, the Board appointed William McClellan Thornberry as a new member of the Board, effective April 1, 2024, upon the recommendation of the Company’s Nominating and Corporate Governance Committee, to fill the newly-created vacancy on the Board. Mr. Thornberry will serve for a term expiring at the Company’s 2024 annual meeting of stockholders. Mr. Thornberry has been appointed to serve on the Board’s Compensation, Culture and People Committee and Nominating and Corporate Governance Committee.

Mr. Thornberry will receive a pro rata portion of the standard compensation for service on the Board. For the period beginning on August 1, 2023 through July 31, 2024, the standard compensation for the Company’s unaffiliated directors is equal to $320,000, to be paid $200,000 in restricted shares of Class A Common Stock of the Company, par value $0.01 (the “Restricted Common Stock”), granted under our Equity Incentive Plan, and $120,000 in either cash, Restricted Common Stock, or a combination thereof, as elected by the director. In addition, the Company will enter into an indemnification agreement with Mr. Thornberry pursuant to which the Company is required to indemnify Mr. Thornberry against certain liabilities which may arise by reason of his status or service as a director and to advance expenses to him, subject to reimbursement if it is determined that he is not entitled to indemnification. The form of such indemnification agreement has been filed as exhibit 10.23 to the Company’s Registration Statement on Form S-1, initially filed with the Securities and Exchange Commission on June 21, 2010, as last amended on November 8, 2010.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release announcing the appointment of Mr. Thornberry to the Board is attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 4, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Booz Allen Hamilton Holding Corporation

BY:	/s/ Nancy J. Laben
Nancy J. Laben
Executive Vice President and Chief Legal Officer
Date: March 4, 2024